EXHIBIT 10

                              CONSULTING AGREEMENT


      This Consulting Agreement made as of the 11th day of September, 2000

                                    BETWEEN:

                                  Jake Canceli
                            (hereafter, "Consultant")
                         4590 MacArthur Blvd., 5th Floor
                             Newport Beach, CA 92660

                                       and

          PlanetGood Technologies, Inc. (formerly BrowseSafe.com, Inc.)
                             (hereafter, "Company")
                        7202 East 87th Street, Suite 109
                             Indianapolis, IN 46256

     WHEREAS, Consultant is skilled in providing strategic business planning and the other services listed in Exhibit A attached hereto (the "Services"), and has provided these services to Company in the past;

     WHEREAS, the Company desires to continue to engage Consultant to provide the Services; and

     WHEREAS,   the  Consultant  and  the  Company  entered  into  a  Consulting
Agreement, dated September 11, 2000, and wish to correct certain terms and provisions in such agreement by entering into this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration receipt whereof is hereby acknowledged it is agreed.

     1. The Company hereby engages the Consultant and the Consultant hereby accepts this engagement on a non-exclusive basis pursuant to the terms and conditions of this Consulting Agreement.

     2. Consultant shall provide the Services commencing on September 11, 2000.

     3. In order to assist Consultant with his duties, the Company will provide Consultant with such information, as may be required by Consultant. Company will make available to Consultant copies of all material agreements, notice of pending or threatened litigation and notice of all proposed press releases.

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     4.  Consultant  agrees  that  he/she has not been  retained  for any of the following activities and/or purposes.

          1. For capital raising or for promotional activities regarding the Company's securities:

          2. To directly or indirectly promote or maintain a market for the Company's securities.

          3. To act as a conduit to distribute S-8 Securities to the general public.

          4.   To   render   investor    relations   services   or   shareholder
               communications services to the Company.

          5. To render advice to the Company regarding the arrangement or effecting of mergers involving the Company that have the effect of taking a private company public.

     5. In consideration of the services to be provided, Consultant shall receive 350,000 shares of the Company's common stock.

     6. The Company will register these shares pursuant to a registration statement on Form S-8.

     7. During the term of this Agreement, each party may have access to trade secrets, know how, formulae, customer and price lists all of which are valuable, special, proprietary and unique assets of each. The parties agree that all knowledge and information which each other shall acquire during the term of this Agreement shall be held in trust and in a fiduciary capacity for the sole benefit of the other party, its successors and assigns, and each agrees not to publish or divulge either during the term of this Agreement or subsequent thereto, knowledge of any technical or confidential information acquired during their term of this Agreement. At the termination of this Agreement, or at any other time either party may request the other party to deliver to the other, without retaining any copies, notes or excerpts thereof, all memoranda, diaries, notes, records, plans, specifications, formulae or other documents relating to, directly or indirectly, to any confidential information made or compiled by, or delivered or made available to or otherwise obtained by the respective parties. However, the foregoing provision shall not prohibit Consultant from engaging in any work at any time following his termination of this Agreement which does not conflict with the terms of this Agreement.

     8. Except as otherwise provided herein, any notice or other communication to any party pursuant to or relating to this Agreement and the transactions provided for herein shall be deemed to have been given or delivered when deposited in the United States Mail, registered or certified, and with proper postage and registration or certification fees prepaid, addressed at their principal place of business or to such other address as may be designated by either party in writing.

     9. This Agreement shall be governed by and interpreted pursuant to the laws of the State of California. By entering into this Agreement, the parties agree to the jurisdiction of the California courts with the venue in Los Angeles, California. In the event of any breach of this Agreement, the prevailing party shall be entitled to recover all costs including reasonable attorneys' fees and those that may be incurred on appeal.

     10. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary, in making proof of this Agreement to produce or account for more than one counterpart.

     11.  This  Consulting   Agreement   supersedes  the  Consulting   Agreement
previously executed by the parties.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

     The undersigned hereby agrees to and acknowledges as follows:

     "Consultant"                                  "Company"

JAKE CANCELI                                PLANETGOOD TECHNOLOGIES, INC.


/s/ Jake Canceli                            By:/s/ Ted O'Brien
Jake Canceli                                  Ted O'Brien, Vice President
                                              and Secretary

                                   EXHIBIT A
                            TO CONSULTING AGREEMENT

The Consultant shall provide only the following services pursuant to this Consulting Agreement:

     Assistance in forming strategic alliances and product placement, development and sales activities.